EXHIBIT 10.5
FORM OF VOTING AGREEMENT (PARLUX)
THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of December 23, 2011 by and between Perfumania Holdings, Inc., a Florida corporation (“Parent”) and [______________] (“Stockholder”), a stockholder of Parlux Fragrances, Inc., a Delaware corporation (the “Company”).
RECITALS
A.    Concurrently with the execution of this Agreement, Parent, PFI Merger Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, the “Merger Agreement”), pursuant to which, among other things, (i) the Company will merge with an into Merger Sub (the “Merger”) and (ii) except as otherwise provided in the Merger Agreement, each outstanding share of the common stock of the Company, $.01 par value per share (the “Company Common Stock”) will be converted into the right to receive the consideration set forth in the Merger Agreement.
B.    As of the date hereof, each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such number of shares of Company Common Stock and options to purchase such number of shares of Company Common Stock as is indicated on the signature page of this Agreement.
C.    As a condition and inducement to Parent and Company to enter into the Merger Agreement, the Stockholder (in the Stockholder’s capacity as such) is hereby agreeing to vote the Shares as described herein and to take such other actions as provided for herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree as follows:
1.Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:
(a)    “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article 7 thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (iii) a Change of Recommendation.
(b)    “Shares” shall mean (i) all securities of the Company (including all shares of Company Common Stock and, to the extent transferable by their terms, all options, warrants and other rights to acquire shares of Company Common Stock) owned by the Stockholder as of the date hereof, and (ii) all additional securities of the Company (including all additional shares of Company

Common Stock and, to the extent transferable by their terms, all additional options, warrants and other rights to acquire shares of Company Common Stock) of which the Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like).
(c)    “Transfer” A Person shall be deemed to have effected a “Transfer” of a Share if such person directly or indirectly (i) sells, pledges, encumbers, assigns, grants an option with respect to, transfers or disposes of such Share or any interest in such Share, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, assignment of, grant of an option with respect to, transfer of or disposition of such Share or any interest therein.
2.    Transfer of Shares. Except as expressly permitted by this Agreement, until the Expiration Date, Stockholder shall not directly or indirectly: (i) cause or permit any Transfer of any of the Shares of which Stockholder is the beneficial owner (x) unless each Person to which any of such Shares, or any interest in any of such Shares, is or may be transferred shall have: (A) executed a counterpart of this Agreement and a proxy in substantially the form attached hereto as Exhibit A and (B) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement or (y) except by will or by operation of law, in which case this Agreement will bind the transferee; (ii) grant any proxies or powers of attorney, other than consistently with the terms of Section 3, or deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing any of Stockholder's obligations under this Agreement.
3.    Agreement to Vote Shares.
(a)    Until the Expiration Date, Stockholder agrees that, at every meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Company, Stockholder (in Stockholder’s capacity as such) shall, or shall cause the holder of record on any applicable record date to, vote the Shares:
(i)    in favor of the adoption of the Merger Agreement (as it may be amended from time to time), and in favor of each of the other actions contemplated by the Merger Agreement;
(ii)    against approval of any proposal made in opposition to, or in competition with, the Merger or any other transactions contemplated by the Merger Agreement; and
(iii)    against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, or reorganization of the Company or any subsidiary of the Company, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement.
(b)    In the event that a meeting of the stockholders of the Company is held, Stockholder shall, or shall cause the holder of record of the Shares on any applicable record date to, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum.
(c)    Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3.
(d)    Except as expressly set forth in this Section 3, Stockholder shall retain at all times the right to vote the Stockholder’s Shares in the Stockholder’s sole discretion and without any other limitation on matters that are at any time or from time to time presented for consideration to the Company’s stockholders.

4.    Agreement Not to Tender. Until the Expiration Date, Stockholder shall not tender the Shares into any exchange or tender offer commenced by a third party other than Parent, Merger Sub or any other subsidiary of Parent.
5.    Agreement Not to Exercise Appraisal Rights. Until the Expiration Date, Stockholder hereby waives and agrees not to exercise or assert any rights (including, without limitation, under Section 262 of the Delaware General Corporation Law) to demand appraisal of any Shares that may arise with respect to the Merger.
6.    Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require the Stockholders to attempt to) limit or restrict any designee of any Stockholder who is a director or officer of the Company from acting in such capacity or voting in such person’s sole discretion on any matter (it being understood that this Agreement shall apply to each Stockholder solely in such Stockholder’s capacity as a stockholder of the Company).
7.    No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Parent shall not have any authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.
8.    Representations and Warranties of the Stockholder. Stockholder hereby represents and warrants to Parent and Company as follows:
(a)    Power; Binding Agreement. Stockholder has full power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Stockholder of this Agreement, the performance by Stockholder of its obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby have been duly and validly authorized by Stockholder and no other actions or proceedings on the part of Stockholder is necessary to authorize the execution and delivery by it, him or her of this Agreement, the performance by Stockholder of its, his or her obligations hereunder or the consummation by Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stockholder and constitutes the valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.
(b)    No Conflicts. Except as set forth in the Merger Agreement, no filing with, and no permit, authorization, consent, or approval of, any Governmental Entity is necessary for the execution by the Stockholder of this Agreement, the performance by the Stockholder of such Stockholder’s obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby. None of the execution and delivery by the Stockholder of this Agreement, the performance by the Stockholder of Stockholder’s obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement, or other instrument or obligation of any kind to which such Stockholder is a party or by which the Stockholder or any of the Stockholder’s properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule, or regulation applicable to the Stockholder or any of the Stockholder’s properties or assets.
(c)    Absence of Litigation. As of the date hereof, there is no suit, action, investigation or proceeding pending or, to the knowledge of such Stockholder, threatened against or affecting the Stockholder that could reasonably be expected to materially impair the ability of the Stockholder to perform its, his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
(d)    Ownership of Shares. Stockholder (i) is the beneficial owner of, and has good and valid title to, the shares of Company Common Stock indicated on the signature page of this Agreement, all of which are free and clear of any Liens (except any Liens arising under securities laws or arising hereunder), (ii) is the owner of options that are exercisable for the number of shares of Company Common Stock indicated on the signature page of this Agreement, all of which options and shares of Company Common Stock issuable upon the exercise of such options are free and clear of any Liens (except any Liens arising under securities laws or arising hereunder), and (iii) does not own, beneficially or otherwise, any securities of the Company other than the shares of Company Common Stock, options to purchase shares of Company Common Stock, and shares of Company Common Stock issuable upon the exercise of such options indicated on the signature page of this Agreement.
(e)    Voting Power. Except as noted on Schedule I attached hereto, Stockholder has and will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of Stockholder’s Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Except as noted on Schedule I, there are no proxies, voting trusts or understandings to or by which Stockholder is a party or bound or that expressly requires that any of Stockholder’s Shares be voted in a specific manner other than as provided in this Agreement or that provide for any right on the part of any other person other than Stockholder to vote such Shares. Notwithstanding anything in this Agreement to the contrary, nothing herein shall require the Stockholder to exercise any option to purchase shares of Company Common Stock.
(f)    Information. None of the information relating to the Stockholder provided in writing by or on behalf of the Stockholder for inclusion in documents filed by Parent with the Securities and Exchange Commission (the “SEC”) will, at the respective times such information is sent or given to Parent or the Company, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Stockholder agrees to promptly notify Parent of any required corrections with respect to any such information.
(g)    No Finder’s Fees. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with the transactions contemplated by the Merger Agreement or this Agreement based upon arrangements made by or on behalf of such Stockholder.
(h)    Reliance by Parent and Company. Such Stockholder understands and acknowledges that both Parent and Company are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.
9.    Representations and Warranties of Parent. Parent represents and warrants to the Stockholder as follows:
(a)    Power; Binding Agreement. Parent has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to receipt of Parent Shareholder Approval, to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent of this Agreement, the performance of its obligations hereunder and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by Parent and no other actions or proceedings on its part is necessary to authorize the execution and delivery of this Agreement, or, subject to receipt of Parent Shareholder Approval, the performance of its obligations hereunder and the consummation by Parent of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.
(b)    No Conflicts. Except as set forth in the Merger Agreement, no filing with, and no permit, authorization, consent, or approval of, any Governmental Entity is necessary for the execution by Parent of this Agreement, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated hereby. None of the execution and delivery by Parent of this Agreement, the performance of its obligations hereunder or the consummation by Parent of the transactions contemplated hereby will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement, or other instrument or obligation of any kind to which it is a party or by which it or any its properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule, or regulation applicable to it or any of its properties or assets.
10.    Certain Restrictions. Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect.
11.    Disclosure. Subject to reasonable prior notice and approval (which shall not be unreasonably withheld or delayed), Stockholder hereby authorizes Parent and Company to publish and disclose Stockholder’s identity, ownership of Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement in all documents and schedules filed with the Securities and Exchange Commission and any press release or other disclosure document that Parent or Company determines to be necessary or desirable in connection with the Merger and any transactions related to the Merger.
12.    Further Assurances. Subject to the terms and conditions of this Agreement, Stockholder shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill Stockholder’s obligations under this Agreement.
13.    Legending of Shares. If so requested by Parent, Stockholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement.
14.    Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 14 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any willful breach of this Agreement prior to the Expiration Date.
15.    Miscellaneous.
(a)    Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which will remain in full force and effect. In the event any Governmental Entity of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith and execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision.
(b)    Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the others.
(c)    Amendments; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.
(d)    Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.
(e)    Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):
If to Parent:
Perfumania Holdings, Inc.
35 Sawgrass Drive
Suite 2
Bellport, New York 11713
Attn: Michael W. Katz, Chief Executive Officer and President
Facsimile No.: (631) 866-4231
with a copy to (which shall not constitute notice) to:
Edwards Wildman Palmer LLP
750 Lexington Avenue
New York, New York 10022
Attention: Patricia L. Kantor, Esq.
Facsimile No.: (212) 308-4844
If to the Stockholder:
To the respective addresses and fax numbers shown on the signature pages for each Stockholder
(f)    No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other party with its obligation under this Agreement, and any custom or practice of the parties at variance with the terms of this Agreement, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.
(g)    No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.
(h)    Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without reference to any provision that would require the application of the laws of another jurisdiction.
(i)    Submission to Jurisdiction. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware state or federal court sitting in New Castle County. The parties hereto hereby (i) submit to the exclusive jurisdiction of any state or federal court sitting in the New Castle County for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.
(j)    Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
(k)    Entire Agreement. This Agreement contains the entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations, agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.
(l)    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to give effect to the original intent of the parties hereto as closely as possible in a mutually acceptable manner.
(m)    Interpretation.
(i)    Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” As used in this Agreement, the term “affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.
(ii)    The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement.
(n)    Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers to be effective as of the date first above written.

PERFUMANIA HOLDINGS, INC.

By: ______________________
Name: ____________________
Title: _____________________

STOCKHOLDER:
Name: ______________

Address:

Share beneficially owned:

shares of Parent Common Stock
shares of Parent Common Stock issuable upon
exercise outstanding options or warrants

SCHEDULE I
EXCEPTIONS
[ ]

EXHIBIT A
IRREVOCABLE PROXY
The undersigned stockholder (the “Stockholder”) of Parlux Fragrances, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints [______________] and [_____________] of Perfumania Holdings, Inc. (“Parent”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy until the Expiration Date (as defined below). Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.
This Irrevocable Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and among Parent and the undersigned stockholder, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), among Parent, Merger Sub, a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company. The Merger Agreement provides for, among other things, (i) the Company will merge with an into Merger Sub (the “Merger”) and (ii) except as otherwise provide in the Merger Agreement, each outstanding share of the common stock of the Company, $.01 par value per share (the “Company Common Stock”) will be converted into the right to receive the consideration set forth in the Merger Agreement.
As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article 7 thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (iii) a Change of Recommendation (as defined in the Merger Agreement).
The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting: (i) in favor of the adoption of the Merger Agreement, and in favor of each of the other actions contemplated by the Merger Agreement; (ii) against approval of any proposal made in opposition to, or in competition with, the Merger or any other transactions contemplated by the Merger Agreement; and (iii) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, or reorganization of the Company or any subsidiary of the Company, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement.
The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter. The undersigned stockholder may vote the Shares on all other matters.
Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.
This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.
This Irrevocable Proxy shall be governed by the laws of the State of Delaware, without reference to rules of conflicts of law.
All actions and proceedings arising out of or relating to this Irrevocable Proxy shall be heard and determined exclusively in any Delaware state or federal court sitting in New Castle County. The parties hereto hereby (i) submit to the exclusive jurisdiction of any state or federal court sitting in the New Castle County for the purpose of any action arising out of or relating to this Irrevocable Proxy brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Irrevocable Proxy or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

PERFUMANIA HOLDINGS, INC.	SHAREHOLDER:
By: ___________________	Name: ________________
Name: _________________
Title: __________________
*****IRREVOCABLE PROXY ****